UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 13, 2006

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-27072              52-0845822
   (state or other juris-          (Commission          (I.R.S. Employer
  diction of incorporation)        File Number)        (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

On April 13, 2006, we participated in a teleconference. A replay of the teleconference will be available through May 6, 2006 and can be accessed by dialing 1-800-332-6854 for domestic participants and 973-528-0005 for international participants. Participants for the replay will be asked to provide the conference entry code which is 410653.

The information in this Item 7.01 of Form 8-K is "furnished" and not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01 Other Events.

On April 13, 2006, we posted on our website a letter to our Shareholders. This letter is filed herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.                Description

99.1     Letter to Shareholders dated April 13, 2006


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEMISPHERX BIOPHARMA, INC.


April 13, 2006                          By: /s/ William A. Carter
                                           -----------------------------------
                                           William A. Carter M.D., President